IMPAIRMENT REVERSALS	12 Months Ended
Dec. 31, 2017
Impairment Of Assets [Abstract]
IMPAIRMENT REVERSALS
IMPAIRMENT REVERSALS

For the years ended December 31	2017	2016
Impairment reversals of long-lived assets[1]	($224)	($250)
Impairment of intangibles[1]	12	—
Total	($212)	($250)

[1]	Refer to note 21 for further details.
IMPAIRMENT AND REVERSAL OF NON-CURRENT ASSETS

Summary of impairments (reversals)
For the year ended December 31, 2017, we recorded net impairment reversals of $212 million (2016: $250 million) for non-current assets, as summarized in the following table:

For the years ended December 31	2017	2016
Cerro Casale	($1,120)	$—
Lumwana	(259)	—
Bulyanhulu	740	—
Veladero	—	(275)
Lagunas Norte	3	(28)
Pascua-Lama	407	—
Zaldívar	—	49
Exploration sites	12	—
Other	5	4
Total impairment (reversals) of long-lived assets	($212)	($250)

2017 Indicators of Impairment/Reversal

Fourth Quarter 2017
In the fourth quarter 2017, as per our policy, we performed our annual goodwill impairment test. No impairments were identified. Also in the fourth quarter, we reviewed the updated LOM plans for our other operating mine sites for indicators of impairment or reversal. We noted no indicators of impairment, but did note one indicator of potential impairment reversal. Additionally, as a result of events that occurred in the fourth quarter, we identified indicators of impairment at Acacia and Pascua-Lama as discussed below.

Also as a result of an increase in proven and probable reserves, we have observed an increase in the FVLCD of our Lumwana copper mine in Zambia that has resulted in a partial reversal of the non-current asset impairment loss recorded in 2014. An impairment reversal in the amount of $259 million was recorded in the fourth quarter of 2017. The recoverable amount based on the mine’s FVLCD, was $747 million.

Pascua-Lama
As described in note 36, on January 17, 2018 the Pascua-Lama project received a revised notice from the Chilean environmental regulators, which reduced the administrative fine and ordered the closure of existing surface facilities on the Chilean side of the project in addition to certain monitoring activities. Given the impact on our ability to advance the project as an open pit operation and the subsequent reclassification of Pascua- Lama’s open-pit reserves to resources, this was determined to be an indicator of impairment in the fourth quarter of 2017 as it was the resolution of a condition that existed at December 31, 2017. We identified that the carrying value of Pascua-Lama exceeded the FVLCD and we recorded a non-current asset impairment of $429 million, based on a FVLCD of $850 million.

Acacia
On March 3, 2017, the Tanzanian Government announced a general ban on the export of metallic mineral concentrates (“Ban”), impacting Acacia’s Bulyanhulu and Buzwagi mines. Subsequently, during the second quarter of 2017 two Presidential Committees reported their findings, following investigations, that Acacia and its predecessor companies have historically under-declared the contents of the exports of concentrate, resulting in a significant under-declaration of taxes. Acacia has refuted the findings of these committees, affirming that it has declared everything of commercial value that it has produced since it started operating in Tanzania and has paid all appropriate royalties and taxes on all of the payable minerals that it has produced.

In July 2017, new and amended legislation was passed in Tanzania, including various amendments to the 2010 Mining Act and a new Finance Act.  The amendments to the 2010 Mining Act increased the royalty rate applicable to metallic minerals such as gold, copper and silver to 6% (from 4%), and the new Finance Act imposes a 1% clearing fee on the value of all minerals exported from Tanzania from July 1, 2017.

At the beginning of September 2017, as a result of the ongoing concentrate export ban, Bulyanhulu commenced a program to reduce operational activity and expenditure in order to preserve the viability of the mine over the long term.  This decision was identified by management as a potential indicator of impairment in the third quarter of 2017.

On October 19, 2017, Barrick announced that it had agreed on a framework with the Government of Tanzania for a new partnership between Acacia and the Government of Tanzania. Barrick and the Government of Tanzania also agreed to form a working group that will focus on the resolution of outstanding tax claims against Acacia. Barrick and the Government of Tanzania are also reviewing the conditions for the lifting of the Ban. In the fourth quarter of 2017, the key terms of the proposed framework was reviewed by Acacia management and independent board members.  Acacia has not yet been provided with a detailed proposal for a decision around the ongoing discussions between Barrick and the Government of Tanzania.

In the fourth quarter of 2017 Barrick identified several indicators of impairment, including but not limited to, the continued challenges experienced in the operating environment in Tanzania, the announcement of new legislation by the Government of Tanzania in respect of the natural resources sector and the resulting decision to reduce operations at Bulyanhulu.

As a result of the updated LOM plan, which reflects the targeted outcome for a negotiated resolution in line with the proposed framework, we identified that the carrying value of Bulyanhulu exceeded the FVLCD and we recorded a non-current asset impairment of $740 million, based on a FVLCD of $600 million (100% basis). Refer to note 36 for further details of the proposed framework.

Impairment assessments were also performed in the second and third quarters of 2017 and no impairment charges were recorded.

Cerro Casale - First Quarter 2017
As noted in note 4(b), on March 28, 2017, we announced the sale of a 25% interest in the Cerro Casale Project in Chile, which would result in Barrick retaining a 50% interest in the Project and this was deemed to be an indicator of impairment reversal in the first quarter of 2017. As such, in first quarter 2017, we recognized a partial reversal of the non-current asset impairment recorded in the fourth quarter of 2014 in the amount of $1.12 billion. The recoverable amount, based on the fair value less cost to dispose as implied by the transaction price, was $1.2 billion.

2016 Indicators of Impairment/Reversal

Fourth Quarter 2016
In the fourth quarter 2016, as per our policy, we performed our annual goodwill impairment test. No impairments were identified. Also in the fourth quarter, we reviewed the updated LOM plans for our other operating mine sites for indicators of impairment or reversal. We noted no indicators of impairment, but did note three indicators of potential impairment reversal.

As a result of improvements in the cost structure at our Veladero mine in Argentina, we have expanded the open pit in our LOM plan, increasing our expected production and the number of years in our plan. These changes increased Veladero’s FVLCD which has resulted in a full reversal of the non-current asset impairment loss recorded in 2013. After reflecting the amount of depreciation that would have been taken on the impaired assets, an amount of $275 million was recorded as an impairment reversal in the fourth quarter of 2016. The recoverable amount, based on the mine’s FVLCD, was $1.6 billion.

Also as a result of cost improvements, we have observed an increase in the FVLCD of our Lagunas Norte mine in Peru that has resulted in a full reversal of the non-current asset impairment loss recorded in the fourth quarter of 2016. After reflecting the amount of depreciation that would have been taken on the impaired assets, an amount of $28 million was recorded as an impairment reversal in the fourth quarter of 2015. The recoverable amount, based on the mine’s FVLCD, was $630 million.

In the fourth quarter of 2016, our Lumwana copper mine in Zambia completed a new LOM plan incorporating a lower cost structure. We determined this was an indicator of potential reversal of the 2014 impairments recorded on our Lumwana mine. Based on the level of uncertainty surrounding some of the assumptions in our FVLCD calculation, we determined there existed significant uncertainty as to whether or not a change in FVLCD existed that warranted a reversal in the previously recorded impairment.

Third Quarter 2016
In the third quarter of 2016 we agreed to an adjustment of the purchase price for the 50% interest in our Zaldívar mine. This adjustment resulted in a non-current asset impairment loss of $49 million. This is in addition to the goodwill impairment loss of $427 million we recognized in third quarter 2016, as detailed below. The recoverable amount after the impairment, based on the FVLCD of our 50% equity interest, was $950 million.

Second Quarter 2016
In June 2016, the Zambian government passed legislation to amend the royalty tax for mining operations to a variable rate based on the prevailing copper price effective June 1, 2016. These rates are 4% at copper prices below $2.04 per pound; 5% at copper prices between $2.04 per pound and $2.72 per pound; and 6% at copper prices of $2.72 per pound and above. Legislation was also passed to remove the 15% variable profit tax on income from mining companies. We determined this was an indicator of potential reversal of the 2014 impairments recorded on our Lumwana copper mine and we determined the FVLCD was not in excess of the carrying value and therefore no reversal was recorded.

Key Assumptions
The recoverable amount has been determined based on its estimated FVLCD, which has been determined to be greater than the VIU amounts. The key assumptions and estimates used in determining the FVLCD are related to commodity prices, discount rates, NAV multiples for gold assets, operating costs, exchange rates, capital expenditures, the LOM production profile, continued license to operate, evidence of value from current year disposals and for our projects the expected start of production. In addition, assumptions are related to observable market evaluation metrics, including identification of comparable entities, and associated market values per ounce and per pound of reserves and/or resources, as well as the valuation of resources beyond what is included in LOM plans.

Gold
For the gold segments where a recoverable amount was required to be determined, FVLCD was determined by calculating the net present value (“NPV”) of the future cash flows expected to be generated by the mines and projects within the segments (level 3 of the fair value hierarchy). The estimates of future cash flows were derived from the most recent LOM plans and, where the LOM plans exclude a material portion of total reserves and resources, we assign value to reserves and resources not considered in these models. Based on observable market or publicly available data, including forward prices and equity sell-side analyst forecasts, we make an assumption of future gold and silver prices to estimate future revenues. The future cash flows for each gold mine are discounted using a real weighted average cost of capital (“WACC”), which reflects specific market risk factors for each mine. Some gold companies trade at a market capitalization greater than the NPV of their expected cash flows. Market participants describe this as a “NAV multiple”, which represents the multiple applied to the NPV to arrive at the trading price. The NAV multiple is generally understood to take account of a variety of additional value factors such as the exploration potential of the mineral property, namely the ability to find and produce more metal than what is currently included in the LOM plan or reserve and resource estimates, and the benefit of gold price optionality. As a result, we applied a specific NAV multiple to the NPV of each CGU within each gold segment based on the NAV multiples observed in the market in recent periods and that we judged to be appropriate to the CGU.

Pascua-Lama
The FVLCD for Pascua-Lama was determined by considering observable market values for comparable assets expressed as dollar per ounce of measured and indicated resources (level 3 of the fair value hierarchy). We used the market approach as the LOM for Pascua-Lama has significant uncertainty with respect to the scope and estimated timeline for the project. The observable market values were adjusted, where appropriate, for country risk if the comparable asset was in a different country.

Copper
For our copper operating segments, the FVLCD for each of the CGUs was determined based on the NPV of future cash flows expected to be generated using the most recent LOM plans (level 3 of the fair value hierarchy). Based on observable market or publicly available data including spot and forward prices and equity sell-side analyst consensus, we make an assumption of future copper prices to estimate future revenues. The future cash flows for each copper mine are discounted using a WACC depending on the location and market risk factors for each mine.

Assumptions
Our gold price assumptions used in our 2017 impairment testing is $1,200 per ounce. Our gold price assumptions used in our 2016 impairment testing were 2017: $1,050 per ounce and 2018+: $1,200 per ounce. The other key assumptions used in our impairment testing, based on the CGUs tested in each year, are summarized in the table below:

	2017	2016
Copper price per lb (long-term)	$2.75	$2.75
WACC - gold (range)	3%-11%	3%-6%
WACC - gold (avg)	6%	4%
WACC - copper	9%	9%
NAV multiple - gold (avg)	1.2	1.2
LOM years - gold (avg)	17	15
Value per ounce of gold	$30 - $55	n/a
Value per ounce of silver	$0.41 - $0.76	n/a

Sensitivities
Should there be a significant increase or decline in commodity prices, we would take actions to assess the implications on our life of mine plans, including the determination of reserves and resources, and the appropriate cost structure for the operating segments. The recoverable amount of the CGUs would be affected by these changes and also be impacted by other market factors such as changes in net asset value multiples and the value per ounce/pound of comparable market entities.

We performed a sensitivity analysis on each CGU that was tested as part of the goodwill impairment test, as well as those CGUs which have had an impairment or impairment reversal in recent years. We flexed the gold and copper prices and the WACC, which are the most significant assumptions that impact the impairment calculations. We first assumed a +/- $100 per ounce change in our gold price assumptions or a +/- $0.25 per pound change in copper price assumptions, while holding all other assumptions constant. We then assumed a +/- 1% change in our WACC, independent from the change in gold or copper prices, while holding all other assumptions constant. These sensitivities help to determine the theoretical impairment losses or impairment reversals that would be recorded with these changes in gold or copper prices and WACC. If the gold price per ounce was decreased by $100, a further non-current asset impairment of $172 million, net of tax, would be recognized for Bulyanhulu, with a similar increase in the gold price per ounce resulting in a reduction in the impairment of $172 million. The partial reversal of the non-current asset impairment reversal recorded for Lumwana would not be recognized if the copper price per ounce was decreased by $0.25 and would result in the recognition of a further impairment reversal of $303 million if the copper price per ounce was increased by $0.25. Lumwana was otherwise not affected by the sensitivity analysis.
Other results of the sensitivity analysis are as follows:

	(Impairment)/reversal based on
Operating Segment	Gold price	Gold price
	+$100	-$100
Pueblo Viejo	$546	($651)
Lagunas Norte	-	(311)
Veladero	-	(188)

We also performed a sensitivity analysis on our WACC, which is another key input that impacts the impairment calculations. We assumed a +/-1% change on the WACC, while holding all other assumptions constant, to determine the impact on impairment losses recorded, and whether any additional operating segments would be impacted. The results of this analysis are as follows:

A 1% decrease in the WACC would result in a partial reversal of $425 million of the non-current asset impairment recorded in 2015 at Pueblo Viejo. It would also result in the recognition of a further $63 million non-current asset impairment at Bulyanhulu, while a 1% increase in the WACC would result in a reduction of similar value in the impairment recognized at Bulyanhulu.

In addition, for our Pascua-Lama project, we have determined our valuation based on a market approach. The key assumption that impacts the impairment calculations is the value per ounce of gold and per pound of silver based on an analysis of comparable companies. We assumed a negative 10% change for the assumption of gold and silver value per ounce, while holding all other assumptions constant, and based on the results of the impairment testing performed in fourth quarter 2017 for Pascua-Lama, the fair value of the CGU would have been reduced from $850 million to $750 million. We note that this sensitivity identifies the decrease in the value that, in isolation, would cause the carrying value of the CGU to exceed its recoverable amount. For Pascua-Lama, this value decrease is linear to the decrease in value per ounce/pound.

The carrying value of the CGUs that are most sensitive to changes in the key assumptions used in the FVLCD calculation are:

As at December 31, 2017	Carrying Value
Pueblo Viejo[1]	$3,077
Veladero[2]	1,016
Lumwana[3]	849
Norte Abierto[2,4]	817
Bulyanhulu[3]	600
Lagunas Norte[5]	458
Buzwagi	194
Pascua-Lama[3,6,7]	$38

[1]
This CGU had an impairment loss in 2015. As there have been no indicators of impairment or impairment reversal in 2017, the carrying value would remain sensitive to the key assumptions in the FVLCD model from 2015.

[2]
As a result of partial divestments that occurred in 2017 (refer to notes 4a and 4b) these CGUs were remeasured to fair value and are sensitive to changes in the key assumptions used in the purchase price allocations.

[3]
As a result of the impairment/reversal recorded in 2017 these CGUs were remeasured to fair value and are sensitive to changes, both positive and negative, in the key assumptions used to calculate the FVLCD.

[4]	Norte Abierto is the new name of our joint venture with Goldcorp, comprised of the Cerro Casale and Caspiche deposits.

[5]	As a result of the reversal recorded in 2016 this CGU was remeasured to fair value and is sensitive to changes, both positive and negative, in the key assumptions used to calculate the FVLCD.

[6]	The carrying value of Pascua-Lama includes the deferred revenue liability relating to the Wheaton Precious Metals stream ($812 million).

[7]	This CGU is most sensitive to changes in the value per ounce of comparable market entities.